UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Kifer Road

Sunnyvale, California 94086

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 27, 2011, TeleNav, Inc. (the “Company”) and AT&T Mobility LLC (“AT&T”) entered into Amendment No. 10 (the “AT&T Amendment”) to the License and Services Agreement dated March 19, 2008, as amended (the “AT&T Agreement”). The terms of the AT&T Amendment are retroactively effective as of January 18, 2011. The AT&T Amendment extends the term of the AT&T Agreement from March 19, 2011 to March 19, 2013. Pursuant to the terms of the AT&T Amendment, the Company will continue to be AT&T’s exclusive provider of white label GPS navigation services until March 19, 2013.

The foregoing summary of the AT&T Amendment is qualified in its entirety by reference to the full text of such agreement referenced as Exhibit 10.14.8 hereto and incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition

On January 27, 2011, the Company issued a press release and will hold a conference call regarding its financial results for the three months ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and financial tables.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.14.8*	Tenth Amendment to the License and Service Agreement, dated as of March 19, 2008, by and between TeleNav, Inc. and AT&T Mobility LLC, effective as of January 18, 2011

99.1	Press release of TeleNav, Inc. dated January 27, 2011

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: January 27, 2011	By:	/s/ Douglas Miller
	Name:	Douglas Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.14.8*	Tenth Amendment to the License and Service Agreement, dated as of March 19, 2008, by and between TeleNav, Inc. and AT&T Mobility LLC, effective as of January 18, 2011

99.1	Press release of TeleNav, Inc. dated January 27, 2011

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011.